Exhibit 10.66

Amendment to the Employment Agreement

between

1.	Pieris AG, Lise-Meitner-Str. 30, 85354 Freising, Germany, represented by the Executive Board
-	the "Employer"-,

and

2.	Dr. Shane Olwill, [***]

-	the "Employee" -,
-	each individually the "Party" and jointly the "Parties" -

The parties agree as follows:

§5

Annual Salary

§ 5 of the current employment agreement read as follows:

"1. ,,The initial annual base salary is EUR 100.000,- (in words: Euro one-hundred thousand) (less any deductions required by law) payable in arrears in 12 equal monthly installments at the end of each calendar month. The annual base sal ary will be reviewed annually during the employment. Employer is under no obligation to increase Employee's salary following an annual base salary review."

§ 5 of the employment agreement read as follows from September, 1, 2011:

"1. ,,The initial annual base salary is EUR 110.000,- (in words: Euro one-hundred

-ten-thousand) (less any deductions required by Jaw) payable in arrears in 12 equal monthly instalments at the end of each calendar month. The annual base salary will be reviewed annually during the employment. Employer is un der no obligation to increase Employee's salary following an annual base salary review.

The other wording of the contract remains unaffected.

Freising_________, October 14, 2011___                    ___[***]___, October 17, 2013

Place Date                             Place Date

/s/ Stephen Yoder                                             /s/ Shane Olwill

Employer                                                       Employee

Amendment to the Employment Agreement

between

1.	Pieris AG, Lise-Meitner-Str. 30, 85354 Freising, Germany, represented by the Executive Board

- the “Employer“ -,

and

2.	Dr. Shane Olwill, [***]

- the “Employee“ -,

- each individually the “Party“ and jointly the “Parties“ -

The parties agree as follows:

§ 5
Annual Salary

§ 5 of the current employment agreement read as follows:

"1.         „The initial annual base salary is EUR 110.000,- (in words: Euro one-hundred -ten-thousand) (less any deductions required by law) payable in arrears in 12 equal monthly instalments at the end of each calendar month. The annual base salary will be reviewed annually during the employment. Employer is under no obligation to increase Employee’s salary following an annual base salary review.

§ 5 of the employment agreement read as follows from January 1st, 2012:

"1.         „The initial annual base salary is EUR 114.400,- (in words: Euro one-hundred -fourteen-thousand-four-hundred) (less any deductions required by law) payable in arrears in 12 equal monthly instalments at the end of each calendar month. The annual base salary will be reviewed annually during the employment. Employer is under no obligation to increase Employee’s salary following an annual base salary review.

The other wording of the contract remains unaffected.

Freising_________, _16, Feb 2012___                    _________[***]___, ___16/2/12___

Place Date                             Place Date

/s/ Stephen Yoder                                             /s/ Shane Olwill
Employer                                                       Employee

Amendment to the Employment Agreement

between

3.	Pieris AG, Lise-Meitner-Str. 30, 85354 Freising, Germany, represented by the Executive Board

- the “Employer“ -,

and

4.	Dr. Shane Olwill, [***]

- the “Employee“ -,

- each individually the “Party“ and jointly the “Parties“ -

The parties agree as follows:

§ 5
Annual Salary

§ 5 of the current employment agreement read as follows:

"1.         „The initial annual base salary is EUR 114.400,- (in words: Euro one-hundred -fourteen-thousand-four-hundred) (less any deductions required by law) payable in arrears in 12 equal monthly instalments at the end of each calendar month. The annual base salary will be reviewed annually during the employment. Employer is under no obligation to increase Employee’s salary following an annual base salary review.

§ 5 of the employment agreement read as follows from January 1st, 2013:

"1.         „The initial annual base salary is EUR 116.688,00,- (in words: Euro one-hundred -sixteen-thousand-six-hundred-eighty-eight) (less any deductions required by law) payable in arrears in 12 equal monthly instalments at the end of each calendar month. The annual base salary will be reviewed annually during the employment. Employer is under no obligation to increase Employee’s salary following an annual base salary review.

The other wording of the contract remains unaffected.

Freising_________, _26.02.13___                    _________[***]___, ___06/03/13___

Place Date                             Place Date

/s/ Stephen Yoder                                             /s/ Shane Olwill
Employer                                                       Employee

Ergänzungsvereinbarung zum Arbeitsvertrag	Amendment Agreement to the Employment Agreement
zwischen	between
5. Pieris AG, Lise-Meitner-Straße 30, 85354 Freising, vertreten durch den Vorstand, dieser vertreten durch den Vorsitzenden des Vorstands Stephen Yoder	1. Pieris AG, Lise-Meitner-Straße 30, 85354 Freising, represented by the management, this one represented by the CEO Stephen Yoder
- nachfolgend „Arbeitgeber“ -,	- hereinafter „Employer“ -,
2. Dr. Shane Olwill, [***] - nachfolgend „Arbeitnehmer“ -,	3. Dr. Shane Olwill, [***] - hereinafter „Employee“ -,
- Arbeitgeber und Arbeitnehmer zusammen nachfolgend auch die „Parteien“, jeder gesondert auch die „Partei“ –	- Employer and Employee hereinafter collectively also the “Parties”, each individually also a “Party” -
Präambel	Preamble

Zwischen den Parteien besteht aufgrund des am 09.05.2011 geschlossenen Arbeitsvertrages (nachfolgend der „Arbeitsvertrag“) ein Arbeitsverhältnis. Zur Bewältigung von konjunkturellen Schwankungen und getragen von dem Ziel, Entlassungen zu vermeiden, ist beabsichtigt, im Betrieb des Arbeitgebers mit Wirkung ab dem 15. August 2013 Kurzarbeit einzuführen. Diesbezüglich vereinbaren die Parteien in Ergänzung des Arbeitsvertrages was folgt:

The Employee is employed by the Employer on the basis of the employment agreement concluded on 09.05.2011 (hereinafter the “Employment Agreement”). In order to properly deal with economic fluctuations in demand and for the purpose of avoiding dismissals, it is intended to introduce reduced working hours (Kurzarbeit) in the company of the Employer effective August 15, 2013. In this regard, Parties agree to amend the Employment Agreement as follows:

§ 1 Einführung von Kurzarbeit	Sec. 1 Introduction of reduced working hours

1.         Der Arbeitgeber kann Kurzarbeit anordnen, wenn und solange ein erheblicher Arbeitsausfall im Betrieb des Arbeitgebers vorliegt, der auf wirtschaftlichen Gründen oder einem unabwendbaren Ereignis beruht, und der Arbeitsausfall der Arbeitsverwaltung angezeigt ist (§§ 95 ff. SGB III) und die persönlichen Voraussetzungen im Hinblick auf den Arbeitnehmer nach § 98 SGB III erfüllt sind.

1.         The Employer is entitled to introduce reduced working hours if and as long as a significant lack of work exists in the company of the Employer, which is based on economic reasons or an inevitable event, and the loss of work has been notified to the labour administration (Sec. 95 et. eqq. of Social Code III) and the personal requirements regarding the Employee according to Sec. 98 Social code III are being met.

2. Von der Kurzarbeit betroffen sind der gesamte Betrieb und sämtliche Mitarbeiter des Arbeitgebers.	2. The entire business unit as well as all employees of the Employer are affected by the reduced working hours.
3. Die Kurzarbeit kann längstens für die Dauer dieser Vereinbarung angeordnet werden.	3. The reduced working hours may only be ordered for no longer than the term of this Agreement.
4. Für die Dauer von gewährtem Erholungsurlaub im Sinne des Arbeitsvertrages ist der Arbeitnehmer von der Anordnung von Kurzarbeit ausgenommen.	4. No reduced working hours shall be ordered in the instance and the term of agreed vacation of the Employee in the sense of the Employment Agreement.
§ 2 Kürzung von Arbeitszeit und Vergütung	Sec. 2 Reduction of working time and compensation

Bei Anordnung von Kurzarbeit ist der Arbeitnehmer damit einverstanden, dass sich seine Arbeitszeit entsprechend des Arbeitsausfalls verkürzt und für die Dauer der Arbeitszeitverkürzung die Arbeitsvergütung im Verhältnis der ausgefallenen Arbeitszeit reduziert wird.

Upon instruction of reduced working hours, the Employee agrees that his working time will be reduced according to the loss of work and that his remuneration will be reduced for the duration of the reduction of working time at the ratio of the omitted working time.

§ 3 Verteilung der Arbeitszeit	Sec. 3 Allocation of working time

Die mit der Kurzarbeit verbundene Verringerung der Arbeitszeit erfolgt innerhalb einer Arbeitswoche (Montag bis Freitag) zu gleichen Teilen und verkürzt die Dauer der wöchentlichen Arbeitszeit entsprechend. Bei dringenden betrieblichen Erfordernissen und/oder im Einvernehmen beider Parteien ist auch eine andere Verteilung der gekürzten Arbeitszeit auf die Wochentage möglich.

The reduction of working time related to the reduced working hours shall take place in every working week (Monday to Friday) in equal parts and shall reduce the duration of the weekly working time accordingly. In the instance of urgent operational requirements and/or upon agreement of both Parties, a different allocation of the reduced working time as to the weekly days is possible.

§ 4 Ankündigungsfrist	Sec. 4 Notice period

Der Arbeitgeber hat bei der Anordnung von Kurzarbeit gegenüber dem Arbeitnehmer eine Ankündigungsfrist von 3 Wochen einzuhalten. Er hat dem Arbeitnehmer mitzuteilen, auf wie viele Stunden die derzeitige wöchentliche Arbeitszeit des Arbeitnehmers gesenkt wird.

The Employer shall meet a notice period of three weeks vis-à-vis the Employee when ordering reduced working hours. He shall inform the Employee by how many hours the current weekly working time of the Employee will be reduced.

§ 5 Verzicht auf betriebsbedingte Kündigung	Sec. 5 Waiver to termination for operational reasons
Der Arbeitgeber verzichtet im Zeitraum, für den gegenüber dem Arbeitnehmer Kurzarbeit angeordnet ist, auf die ordentliche betriebsbedingte Kündigung des Arbeitsverhältnisses.

For the time in which reduced working hours are ordered, the Employer waives its right to terminate the employment in compliance of the applicable notice period due to operational reasons (aus betriebsbedingten Gründen).

§ 6 Laufzeit	Sec. 6 Term
Diese Vereinbarung ist bis zum 14. August 2014 befristet und endet mit Ablauf dieses Tages, ohne dass es einer Kündigung bedarf.	This Agreement is entered into until August 14, 2014, and shall automatically end upon expiry of this day without need to further notice.
§ 7 Schlussbestimmungen	Sec. 7 Final provisions

1.         Die Parteien sind sich darüber einig, dass die übrigen Bestimmungen des Arbeitsvertrages uneingeschränkt fortgelten, sofern sie nicht durch diese Ergänzungsvereinbarung ausdrücklich abgeändert wurden.

1. Parties agree that the other provisions of the Employment Agreement shall continue to be in full force and affect as long they are not explicitly amended by this Amendment Agreement.

2.         Falls einzelne Bestimmungen dieses Vertrages unwirksam oder undurchführbar sein oder werden sollten oder dieser Vertrag Lücken enthält, wird dadurch die Wirksamkeit der übrigen Bestimmungen dieses Vertrages nicht berührt. Anstelle der unwirksamen oder undurchführbaren Bestimmungen vereinbaren die Parteien eine solche wirksame Bestimmung, wie die Parteien sie voraussichtlich vereinbart hätten, wenn ihnen bei Abschluss dieses Vertrages die Unwirksamkeit, Undurchführbarkeit oder das Fehlen der betreffenden Bestimmungen bewusst gewesen wäre. Sollte eine Bestimmung wegen des darin vereinbarten Leistungsumfangs unwirksam sein oder werden, ist der in der Bestimmung vereinbarte Leistungsumfang dem rechtlich zulässigen Maß anzupassen.

2.         Should single provisions of this Agreement be or become invalid or non-executable or should it contain gaps, the validity of the remaining provisions shall not be affected. The Parties shall be obliged to agree on an arrangement instead of the invalid or non-executable provision which comes as close as possible to the original provision in its legal and economic effect, taking into account the mutual interests of both Parties by the time of the execution of this Agreement. Should a provision be or become invalid due to its scope of services, the scope of services agreed in the provision shall be adjusted to the legally permissible scope of services.

3. Für den Fall der Abweichung der deutschen Fassung dieses Vertrages von der englischen, gilt die deutsche Fassung.	3. In the instance of a discrepancy between the German version of this Agreement and the English one, the German one shall apply.

_________, der July 15, 2013__ _______[***]_______________________ Arbeitgeber	__________, the July 15, 2013 ______________[***]________________ Employer
__________, der July 18, 2013 _____/s/ Shane Olwill___________ Arbeitnehmer	__________, the _July 18, 2013 ______/s/ Shane Olwill___________ Employee

Amendment to the Employment Agreement

between

1.	Pieris AG, Lise-Meitner-Str. 30, 85354 Freising, Germany, represented by the Executive Board

-	the "Employer" -,

and

2.	Dr. Shane Olwill, [***]

-	the "Employee" -,

-	each individually the "Party" and jointly the "Parties"

The parties agree as follows:

§1

Employment and Duties

§1 of the current employment agreement read as follows:

"1.         Employer hereby employs the Employee as Senior Director R & D. The Em- ployee shall be bound to all instructions of his manager.

§ 1 of the employment agreement read as follows from November 11th, 2011:

"1.         Employer hereby promotes the Employee to VP Development.

The other wording of the contract remains unaffected.

Freising_________, _ 7 November, 2013                    [***]___, _7 November 2013

Place Date                             Place Date

/s/ Stephen Yoder                                             /s/ Shane Olwill

Employer                                                       Employee

Amendment to the Employment Agreement

between

6.	Pieris AG, Lise-Meitner-Str. 30, 85354 Freising, Germany, represented by the Executive Board

- the “Employer“ -,

and

7.	Dr. Shane Olwill, [***]

- the “Employee“ -,

- each individually the “Party“ and jointly the “Parties“ -

The parties agree as follows:

§ 5
Annual Salary

§ 5 of the current employment agreement read as follows:

"1.         „The initial annual base salary is EUR 116.688,00,- (in words: Euro one-hundred -sixteen-thousand-six-hundred-eighty-eight) (less any deductions required by law) payable in arrears in 12 equal monthly instalments at the end of each calendar month. The annual base salary will be reviewed annually during the employment. Employer is under no obligation to increase Employee’s salary following an annual base salary review.

§ 5 of the employment agreement read as follows from January 1st, 2014:

"1.         „The initial annual base salary is EUR 124.856,16,- (in words: Euro one-hundred -Twenty-four thousand-eight-hundred-six fifty) (less any deductions required by law) payable in arrears in 12 equal monthly instalments at the end of each calendar month. The annual base salary will be reviewed annually during the employment. Employer is under no obligation to increase Employee’s salary following an annual base salary review.

The other wording of the contract remains unaffected.

Freising_________, _Febr. 14, 2014___                    _________[***]___, ___Feb 21, 2014

Place Date                             Place Date

/s/ Stephen Yoder                                             /s/ Shane Olwill
Employer                                                       Employee

Amendment to the Employment Agreement

Between

1.	Pieris AG, Lise-Meitner-Str. 30, 85354 Freising, Germany, represented by the Executive Board

-	the "Employer" -,

and

2.	Dr. Shane Olwill, [***]

-	the "Employee" -,

-	each individually the "Party" and jointly the "Parties" -

The parties agree as follows:

§5

Annual Salary

§ 5 of the current employment agreement read as follows:

"1. ,,The initial annual base salary is EUR 124.856,16,- (in words: Euro one hundred -Twenty-four thousand-eight-hundred-six fifty) (less any deductions required by law) payable in arrears in 12 equal monthly instalments at the end of each calendar month. The annual base salary will be reviewed annually during the employment. Employer is under no obligation to increase Employ ee's salary following an annual base salary review.

§ 5 of the employment agreement read as follows from January 1st, 2015:

"1. ,,The initial annual base salary is EUR 137.342,- (in words: Euro one-hundred

-Thirty-seven-thousand-three-hundred-fourty-two) (less any deductions re quired by law) payable in arrears in 12 equal monthly instalments at the end of each calendar month. The annual base salary will be reviewed annually during the employment. Employer is under no obligation to increase Employee's sal ary following an annual base salary review.

The other wording of the contract remains unaffected.

Freising_________, _Feb 3, 2015___                    _________[***]___, ___Feb. 13, 2015

Place Date                             Place Date

/s/ Stephen Yoder                                             /s/ Shane Olwill

Employer                                                       Employee

Amendment to the Employment Agreement

between

8.	Pieris AG, Lise-Meitner-Str. 30, 85354 Freising, Germany, represented by the Executive Board

- the “Employer“ -,

and

9.	Dr. Shane Olwill, [***]

- the “Employee“ -,

- each individually the “Party“ and jointly the “Parties“ -

The parties agree as follows:

&5
Annual Salary

2.

In addition to the remuneration provided for under § 5 (1), dependent upon the achievement of certain targets to be agreed on between the Parties, Employee shall receive an annual bonus payment of EUR 10.000,- (in words: Euro ten thousand) gross (the “Annual Bonus”). The Annual Bonus will be paid promptly after Employee’s annual review and will be paid pro rata temporis if the employment has not existed the entire year, depending on the achievement of the agreed targets, whereby the determination of the fulfilment of the agreed targets is within the sole discretion of the Company.

§ 5.2 of the employment agreement read as follows from January 1st, 2015:

2.         In addition to the remuneration provided for under § 5 (1), dependent upon the achievement of certain targets to be agreed on between the Parties, Employee shall receive an annual bonus payment of 20% of the annual base salary gross (the “Annual Bonus”). The Annual Bonus will be paid promptly after Employee’s annual review and will be paid pro rata temporis if the employment has not existed the entire year, depending on the achievement of the agreed targets, whereby the determination of the fulfilment of the agreed targets is within the sole discretion of the Company.

The other wording of the contract remains unaffected.

Freising_________, _Feb 17, 2015___                    _________[***]___, ___Feb. 24, 2015

Place Date                             Place Date

/s/ Stephen Yoder                                             /s/ Shane Olwill

Employer                                                       Employee

Amendment to the Employment Agreement

between

3.	Pieris Pharmaceuticals GmbH, Lise-Meitner-Str. 30, 85354 Freising, Germany, represented by the Managing Director Stephen S. Yoder

- the “Employer“ -,

and

4.	Dr. Shane Olwill, [***]

- the “Employee“ -,

- each individually the “Party“ and jointly the “Parties“

The parties agree as follows:

§ 5
Annual Salary

§ 5 of the current employment agreement read as follows:

"1.         „The initial annual base salary is EUR 137.342,- (in words: Euro one-hundred –Thirty-seven-thousand-three-hundred-fourty-two) (less any deductions required by law) payable in arrears in 12 equal monthly instalments at the end of each calendar month. The annual base salary will be reviewed annually during the employment. Employer is under no obligation to increase Employee’s salary following an annual base salary review.”

§ 5 of the employment agreement read as follows from January 1st, 2016:

"1.         „The initial annual base salary is EUR 162.064,- (in words: Euro one-hundred –sixty-two-thousand-sixty-four) (less any deductions required by law) payable in arrears in 12 equal monthly installments at the end of each calendar month. The annual base salary will be reviewed annually during the employment. Employer is under no obligation to increase Employee’s salary following an annual base salary review. “

The other wording of the contract remains unaffected.

Freising_________, _Feb 24, 2016___                    _________[***]___, ___Feb. 24, 2016

Place Date                             Place Date

/s/ Stephen Yoder                                             /s/ Shane Olwill
Employer                                                       Employee

Amendment to the Employment Agreement

between

5.	Pieris AG, Lise-Meitner-Str. 30, 85354 Freising, Germany, represented by the Executive Board

- the “Employer“ -,

and

6.	Dr. Shane Olwill, [***]

- the “Employee“ -,

- each individually the “Party“ and jointly the “Parties“ -

The parties agree as follows:

§5

Effective Date, Term

1.

“The initial annual base salary is EUR 162.064, - (in words: Euro one-hundred -sixty two-thousand-sixty-four) (less any deductions required by law) payable in arrears in 12 equal monthly installments at the end of each calendar month. The annual base salary will be reviewed annually during the employment. Employer is under no obligation to increase Employee's salary following an annual base salary review.”

§ 5.1 of the employment agreement read as follows from January 1st, 2017:

§5

Effective Date, Term

1.

"The initial annual base salary is EUR 184.752,91, - (in words: Euro one-hundred - eighty-four-thousand-seven-hundred-fifty-two-ninety-one) (less any deductions required by law) payable in arrears in 12 equal monthly installments at the end of each calendar month. The annual base salary will be reviewed annually during the employment. Employer is under no obligation to increase Employee's salary following an annual base salary review. "

The other wording of the contract remains unaffected.

Freising_________, _Feb 24, 2017___                    _________[***]___, ___Feb. 24, 2017

Place Date                             Place Date

/s/ Stephen Yoder                                             /s/ Shane Olwill

Employer                                                       Employee

Amendment to the Employment Agreement

Between

Pieris Pharmaceuticals GmbH

Zeppelinstraße 3

85399 Hallbergmoos

represented by Stephen S. Yoder and Hitto Kaufmann

- the „Employer“ -

and

Shane Olwill

[***]

- the „Employee“ -

The parties agree as follows:

§1 Employment and Duties

§1.1 of the contract of May 9th, 2011 in connection with the amendment from November 7th, 2013 the current version reads as follows:

"1.         Employer hereby employs the Employee as VP, Head of Translational Science.“

§1.1 will be given the following version from August 1st, 2021:

"1.         Employer hereby promotes the Employee to SVP, Chief Development Officer.“

§ 5 Annual Salary

§5.2 of the contract of May 9th, 2011 in connection with the salary letter of February 2020 the current version reads as follows:

"1.         The Employee is entitled to an annual bonus in the maximum amount of 30% of his respective yearly gross base salary.“

§3.1 will be given the following version from August 1st, 2021:

"1.         The Employee is entitled to an annual bonus in the maximum amount of 40% of his respective yearly gross base salary.“

The other wording of the contract remains unaffected.

Hallbergmoos, September 29, 2021	[***], September 30, 2021
Place, Date	Place, Date
[***]	/s/ Shane Olwill
Employer	Employee